VALIC COMPANY II
Supplement to Statement of Additional Information
dated January 2, 2007
Within the “Investment Practices” section, the definition of “Hybrid Instruments” is amended to delete all references to exchange traded funds (“ETFs”). ETFs are described within the definition of “Other Investment Companies.” In addition, the definition is amended to reflect that the High Yield Bond Fund may invest in hybrid instruments.
The “Investment Practices” section is amended to add the following disclosure regarding “Unseasoned Issuers”:
The Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.
The High Yield Bond Fund may invest credit default swaps.
Appendix B is amended to reflect the ability of the Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund to invest in the securities noted herein.
Date: October 1, 2007